                                 AMENDMENT NO. 3

     AMENDMENT dated as of March 28, 2002 to the Amended and Restated Credit
Agreement dated as of November 5, 1999 (as heretofore amended, the "CREDIT
AGREEMENT") among UNIVERSAL CITY DEVELOPMENT PARTNERS, LP (the "BORROWER"), the
BANKS party thereto (the "BANKS") and JPMORGAN CHASE BANK (formerly known as The
Chase Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New
York), as Administrative Agent and as Collateral Agent.

                                   WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

     NOW THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to
"hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Financial Covenant Amendments. (a) The definition of EBITDA in
Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "EBITDA" means net income, after deducting all expenses and other proper charges except interest, income taxes, depreciation and amortization
     (including amortization of pre- opening expenses), and non-cash Universal
     Fees, in each case determined in accordance with GAAP, and eliminating (i)
     all earnings attributable to equity interests in other Persons unless actually received, (ii) all income arising from the forgiveness, adjustment or negotiated settlement of any indebtedness, (iii) any extraordinary item of gain or loss, (iv) interest income, (v) pre- opening expenses which would have been capitalized in accordance with GAAP as in effect at the date of the Existing

     Credit Agreements but not in accordance with GAAP as in effect at the
     Completion Date and (vi) fees and expenses incurred by the Borrower in connection with Amendment No. 3.

     (b) The following new definitions are added to Section 1.01 of the Credit
Agreement in appropriate alphabetical position:

     "AMENDMENT NO. 3" means Amendment No. 3 dated as of March 28, 2002 to this
Agreement.

     "ENHANCED COVENANT COMPLIANCE" means, as at any FQE, compliance with
Section 5.19 and, if such FQE is prior to FQE 3/04, such compliance shall be achieved (i) without the benefit of Section 6.04 as applied to such FQE or any prior FQE and (ii) on the basis of the compliance levels specified in Section
5.19(d).

     "MINIMUM REFINANCING MATURITY DATE" means the tenth day following delivery by the Borrower of financial statements pursuant to Section 5.01 for FQE 3/04.

     "PERMITTED QUALIFICATION" means a qualification in a report of independent public accountants delivered pursuant to Section 5.01(b) which such accountants confirm in writing to the Administrative Agent would not be included but for the amortization schedule for the Borrower's Indebtedness.

     "PERMITTED REFINANCING" means, with respect to the Fleet Agreement or the
First Union Agreement (or any successor Restricted Credit Facility entered into in connection with a prior Permitted Refinancing), a refinancing thereof on terms which are in the reasonable judgment of the Administrative Agent substantially similar to (or otherwise no less favorable to the Borrower than)
those in the facility being refinanced, with a facility termination date not earlier than the Minimum Refinancing Maturity Date. A Permitted Refinancing may
take the form of a subordinated term loan maturing not earlier than the Minimum
Refinancing Maturity Date, which term loan shall be subject to subordination provisions reasonably satisfactory to the Administrative Agent and otherwise in the reasonable judgment of the Administrative Agent on terms and conditions no less favorable to the Banks than those of the facility being refinanced.

     "PERMITTED TERMINATION" means, with respect to any Restricted Credit
Facility, the termination of commitments thereunder at the scheduled final termination date (or any other date on or after the Minimum Refinancing Maturity
Date) and the payment of any principal amount outstanding thereunder on the scheduled final maturity date (or any other date on or after the Minimum

Refinancing Maturity Date); provided that no such termination and repayment shall be a Permitted Termination if effected on a date prior to the Minimum
Refinancing Maturity Date unless, not less than ten days prior to such termination and repayment, the Borrower shall have delivered to the
Administrative Agent the financial statements and officer's certificate required by Section 5.01(a) or (b) and 5.01(c) with respect to the then most recent FQE demonstrating Enhanced Covenant Compliance.

     "RESTRICTED CREDIT FACILITY" means the First Union Agreement, the Fleet
Agreement and any successor facility entered into in a Permitted Refinancing of the First Union Agreement or the Fleet Agreement (or of any successor Restricted
Credit Facility).

     (c) The table in Section 5.19(a) of the Credit Agreement is amended to read in its entirety as follows:

          FQE 6/00 through FQE 9/01               9.50 to 1.00
          FQE 12/01                               9.00 to 1.00
          FQE 3/02 and FQE 6/02                   Not applicable
          FQE 9/02                                8.25 to 1.00
          FQE 12/02                               7.50 to 1.00
          FQE 3/03                                7.00 to 1.00
          FQE 6/03                                6.50 to 1.00
          FQE 9/03                                6.00 to 1.00
          FQE 12/03                               5.00 to 1.00
          FQE 3/04                                3.85 to 1.00
          FQE 6/04                                3.60 to 1.00
          FQE 9/04 and thereafter                 2.60 to 1.00

     (d) The table in Section 5.19(b) of the Credit Agreement is amended to read in its entirety as follows:

          FQE 6/00 through FQE 3/01               1.10 to 1.00
          FQE 6/01 and FQE 9/01                   1.20 to 1.00
          FQE 12/01                               1.30 to 1.00
          FQE 3/02                                1.45 to 1.00
          FQE 6/02                                1.65 to 1.00
          FQE 9/02                                1.70 to 1.00
          FQE 12/02                               1.75 to 1.00
          FQE 3/03                                1.80 to 1.00
          FQE 6/03                                1.85 to 1.00
          FQE 9/03                                1.95 to 1.00
          FQE 12/03                               2.05 to 1.00

          FQE 3/04                                2.75 to 1.00
          FQE 6/04                                2.90 to 1.00
          FQE 9/04 and thereafter                 4.35 to 1.00

     (e) The table in Section 5.19(c) of the Credit Agreement is amended to read in its entirety as follows:

          FQE 12/01                               1.00 to 1.00
          FQE 3/02 through FQE 12/03              Not applicable
          FQE 3/04 and FQE 6/04                   1.15 to 1.00
          FQE 9/04 and thereafter                 1.50 to 1.00

     (f) Subsections (a), (b) and (c) to Section 5.19 of the Credit Agreement
are amended by adding the phrase ", subject to subsection (d) below" following the reference to "set forth below", respectively.

     (g) Section 5.19 of the Credit Agreement is amended by the addition of the following new subsection (d):

         (d) If the Borrower proposes to effect a Permitted Termination, the compliance levels for determining whether Enhanced Covenant Compliance is achieved as at FQE 9/03 or FQE 12/03 shall be as follows:

          (x)   Funded Debt Ratio:

          FQE 9/03                                4.25 to 1.00
          FQE 12/03                               4.05 to 1.00

          (y)   Interest Coverage Ratio:

          FQE 9/03                                2.55 to 1.00
          FQE 12/03                               2.60 to 1.00

          (z)   Debt Service Coverage Ratio:

          FQE 9/03 and FQE 12/03                  1.15 to 1.00

     If the Borrower effects a Permitted Termination on the basis of Enhanced
     Covenant Compliance as at FQE 9/03 or FQE 12/03, then the compliance level for such FQE for purposes of the foregoing subsections (a), (b) and (c), and if such FQE is FQE 9/03, such compliance levels for FQE 12/03, shall automatically, without further action by any party hereto, be amended to be those set forth above for such FQE; provided that if a Permitted

     Termination is made during the FQE 12/03, such Permitted Termination shall not be included in the calculation of the Debt Service Coverage Ratio as at
     FQE 12/03 (but will be included in any future calculation thereof).

     (h) Section 6.04 of the Credit Agreement is amended (i) by changing each reference to "FQE 12/01" to "FQE 12/03," (ii) by changing the reference to "FQE
3/02" to "FQE 3/04" and (iii) by changing the reference to "Section 6.01(o)(ii)"
to "Section 6.01(c)(ii)."

     SECTION 3. Other Amendments. (a) Section 2.08(d) of the Credit Agreement is
amended (i) by adding the phrase "or pursuant to Section 5.20(a)(i) in connection with the sale of a certain property described in Schedule I"
following the reference to "Section 2.08(c)(ii) above" in the first sentence and
(ii) by adding the phrase "(other than a prepayment pursuant to Section
5.20(a)(i) in connection with the sale of a certain property described in
Schedule I)" following the reference to "Section 2.09" in the last sentence.

     (b) Section 3.01 of the Credit Agreement is amended (i) by the addition of the following new subsection (f):

         (f) in the case of a Working Capital Borrowing, the fact that an aggregate principal amount of Indebtedness is outstanding under the
     Restricted Credit Facilities not less than the then aggregate amount of the commitments thereunder;

and (ii) by replacing the phrase "(b), (c) and (d)" in the last sentence thereof with the phrase "(b), (c), (d) and (f)".

     (c) Section 6.01 of the Credit Agreement is amended by the addition of the following new clause (q):

         (q) First Union/Fleet Agreements

         (i) the Borrower shall make any payment of principal of Indebtedness under a Restricted Credit Facility, except (x) any such payment in connection with a Permitted Refinancing or a Permitted Termination or (y)
     if the Borrower is permitted to reborrow the amount of such payment under such Restricted Credit Facility, any such payment at a time when no Working
     Capital Loans are outstanding; or

         (ii) the Borrower shall suffer any reduction in the aggregate amount of the commitments under any Restricted Credit Facility except in connection with a Permitted Refinancing or a Permitted Termination; or

         (iii) the Borrower shall have failed to secure, as to both of the First
     Union Agreement and the Fleet Agreement, by no later than October 31, 2003, either (x) extensions of the maturity and commitment termination dates to a date not earlier than March 1, 2004 or (y) a Permitted Refinancing thereof;
     provided that no Event of Default will arise under this clause (iii) if the
     Borrower notifies the Administrative Agent not later than October 31, 2003 of its intention to effect a Permitted Termination of such Restricted
     Credit Facility; provided further that an Event of Default will be deemed to arise hereunder if the Borrower thereafter fails to effect the Permitted
     Termination specified in such notice.

     (d) Section 5.01(b) of the Credit Agreement is amended by the addition of the following phrase at the end of the last sentence thereof: "; provided that such reports of independent certified public accountants as to FQE 12/02 and FQE
12/03 may include a Permitted Qualification."

     (e) Section 5.24 of the Credit Agreement is amended by the addition of the following phrase at the end of the last sentence therein: "; provided that the proceeds of the Working Capital Loans shall not be used to make any payment of principal of Indebtedness under any Restricted Credit Facility except in connection with a Permitted Termination thereof."

     (f) Section 7.01 and the following definitions are amended by replacing each reference to "Morgan Guaranty Trust Company of New York" with "JPMorgan
Chase Bank (formally known as The Chase Manhattan Bank successor by merger to
Morgan Guaranty Trust Company of New York)": "Administrative Agent", "Collateral
Agent", "Federal Funds Rate", "Prime Rate" and "Reference Banks".

     (g) Schedule C and Schedule D hereto are substituted as Schedule C and
Schedule D, respectively, to the Credit Agreement.

     (h) Schedule I hereto is added as Schedule I to the Credit Agreement.

     SECTION 4. Pricing Schedule. The Pricing Schedule is amended to read in its entirety as set forth in the attached Pricing Schedule.

     SECTION 5. Representations of the Borrower.

     (a) Section 4.03(b) of the Credit Agreement is hereby amended to delete the reference to "April 1, 2000" appearing therein and substituting in lieu thereof a reference to "December 31, 2001".

     (b) The Borrower represents and warrants that as of the Amendment No. 3
Effective Date and after giving effect hereto (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement and
Sections 3, 6 and 8 of the Security Agreement dated as of July 27, 2000 and amended as of the date hereof between the Borrower and JPMorgan Chase Bank, as
Collateral Agent, shall be true in all material respects and (ii) no Default shall have occurred and be continuing.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Effectiveness. This Amendment shall become effective on the date
(the "AMENDMENT NO. 3 EFFECTIVE DATE") when each of the following conditions is satisfied:

     (a) receipt by the Administrative Agent from each of the Borrower and Banks comprising the Required Banks of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the
Administrative Agent) that such party has signed a counterpart hereof;

     (b) receipt by the Administrative Agent of $50,000,000 to be applied substantially simultaneously with the receipt thereof as prepayment of Term
Loans or Working Capital Loans or both, as the Borrower may elect, such prepayment to be funded by a substantially simultaneous cash contribution of equity capital to the Borrower by its partners or their Affiliates (the parties hereby agree that to the extent such prepayment is of the Term Loans, the amount thereof will be applied to subsequent Term Loan Installment Amounts in forward order of maturity or as the Borrower may otherwise elect by notice to the
Administrative Agent not later than the Amendment No. 3 Effective Date), provided that the Borrower may elect to defer satisfaction of the condition specified in this subsection (b) to a date not later than April 15, 2002 by notice to the Administrative Agent to that effect, in which event (i) the
Amendment No. 3 Effective Date will occur, and this Amendment shall become effective on the date on which each of the other conditions specified in this
Section 8 is satisfied and (ii) in the event that the condition specified in this subsection (b) is not satisfied on or prior to April 15, 2002, then this
Amendment shall cease to be effective, and for purposes of determining whether an Event of Default exists under the Credit Agreement shall be deemed never to have been effective;

     (c) receipt by the Administrative Agent of payment of (i) an amendment fee for the account of each Bank which shall have approved this Amendment on or prior to March 27, 2002 in an amount equal to 0.25% of such Bank's Total
Exposure (after giving effect to any prepayment of the Term Loans on such date)
and (ii) all fees and expenses invoiced not less than two Domestic Business Days prior to the Amendment No. 3 Effective Date payable by the Borrower in connection with this Amendment pursuant to Section 9.03 of the Credit Agreement or otherwise;

     (d) receipt by the Administrative Agent of an instrument or instruments in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the license to the Borrower of Intellectual Property Rights pursuant to the Borrower's Partnership Agreement is confirmed;

     (e) receipt by the Collateral Agent of duly executed counterparts of each supplemental Collateral Document set forth in Exhibit A hereto, together with evidence reasonably satisfactory to it of the perfection of the Liens created thereby (or arrangements therefor) and of the payment by the Borrower of all filing fees and other expenses payable in connection therewith;

     (f) receipt by the Administrative Agent of one or more opinions of counsel reasonably satisfactory to the Administrative Agent and its counsel covering the matters addressed in Exhibit B attached hereto with reference to the Loan
Documents after giving effect to this Amendment; and

     (g) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the legal authority for and the validity of the Agreement as amended hereby, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative
Agent;

provided that the Amendment No. 3 Effective Date shall have occurred on or before March 31, 2002.

     SECTION 9. Effect of Amendment. Except as expressly amended by this
Amendment, the provisions of the Credit Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date above written.

         UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware
         limited partnership

         By:  UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida
              general partnership, its general partner

                    By:  UNIVERSAL CITY PROPERTY
                         MANAGEMENT COMPANY II, a Delaware
                         corporation, a general partner

                         By: /s/ Michael J. Short
                             ------------------------------------------
                         Title:  Vice President

                    By:  BLACKSTONE UTP CAPITAL PARTNERS A L.P.,
                         a Delaware general partnership, a general partner

                    By:  BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.,
                         a Delaware limited liability company, its general
                         partner

                         By: /s/ Neil P. Simpkins
                             ------------------------------------------
                             Title:  Member

                        By:  BLACKSTONE UTP CAPITAL PARTNERS L.P.,
                             a Delaware general partnership, a general partner

                        By:  BLACKSTONE MEDIA MANAGEMENT
                             ASSOCIATES III L.L.C., a Delaware limited
                             liability company, its general partner

                             By: /s/ Neil P. Simpkins
                                 ------------------------------------------
                             Title:  Member

                        By:  BLACKSTONE UTP OFFSHORE CAPITAL
                             PARTNERS L.P., a Delaware general partnership, a
                             general partner

                        By:  BLACKSTONE MEDIA MANAGEMENT
                             ASSOCIATES III L.L.C., a Delaware limited
                             liability company, its general partner

                             By: /s/ Neil P. Simpkins
                                 ------------------------------------------
                             Title:  Member

                        By:  BLACKSTONE FAMILY MEDIA
                             PARTNERSHIP III L.P., a Delaware general
                             partnership, a general partner

                        By:  BLACKSTONE MEDIA MANAGEMENT
                             ASSOCIATES III L.L.C., a Delaware limited
                             liability company, its general partner

                             By: /s/ Neil P. Simpkins
                                 ------------------------------------------
                             Title:  Member

                                    JPMORGAN CHASE BANK (formerly known as The
                                    Chase Manhattan Bank successor by merger to
                                    Morgan Guaranty Trust Company of New York)

                                    By: /s/ John P. McDonagh
                                        -------------------------------------
                                    Title:  Managing Director

                                    BANK OF AMERICA, N.A.

                                    By: /s/ Thomas J. Kane
                                        -------------------------------------
                                    Title:  Principal

                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ Mark Sparrow
                                        -------------------------------------
                                    Title:  Director

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Joe Mynatt
                                        -------------------------------------
                                    Title:  Vice President

                                    BANK OF MONTREAL

                                    By: /s/ Jack J. Kane
                                        -------------------------------------
                                    Title:  Vice President

                                    HSBC BANK PLC

                                    By: /s/ Gary Lindsey
                                        -------------------------------------
                                    Title:  Manager, Structured Finance

                                    ROYAL BANK OF CANADA

                                    By: /s/ Sheryl L. Greenberg
                                        -------------------------------------
                                    Title:  Senior Manager

                                    NATIONAL WESTMINSTER BANK PLC

                                    By: /s/ John Storey
                                        -------------------------------------
                                    Title:  Director, Risk Management
                                            Structured Finance

                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED

                                    By: /s/ Steve Savoldelli
                                        -------------------------------------
                                    Title:  Vice President & Manager

                                    CREDIT SUISSE FIRST BOSTON

                                    By: /s/ David W. Kratovil
                                        -------------------------------------
                                    Title:  Director

                                    By: /s/ Jay Chall
                                        -------------------------------------
                                    Title:  Director

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/ Gregory Hong
                                        -------------------------------------
                                    Title:  Duly Authorized Signatory

                                    THE FUJI BANK, LIMITED

                                    By: /s/ Thomas W. Boylan
                                        -------------------------------------
                                    Title:  Vice President & Senior Team Leader

                               THE ROYAL BANK OF SCOTLAND PLC

                               By: /s/ John Storey
                                   ---------------------------------------
                               Title:  Director, Risk Management
                                       Structured Finance

                               UFJ BANK LIMITED
                               (F/K/A THE SANWA BANK LIMITED)

                               By: /s/ Laurance J. Bressler
                                   ---------------------------------------
                               Title:  Senior Vice President and Group Co-Head

                               THE TORONTO-DOMINION BANK

                               By: /s/ Alva J. Jones
                                   ---------------------------------------
                               Title:  Mgr. CR Admin.

                               WESTDEUTSCHE LANDESBANK
                               GIROZENTRALE, NEW YORK BRANCH

                               By: /s/ Lucie L. Guernsey
                                   ---------------------------------------
                               Title:  Director

                               By: /s/ Lisa Walker
                                   ---------------------------------------
                               Title:  Associate Director

                                    CITIBANK, N.A.

                                    By: /s/ Robert F. Parr
                                        -------------------------------------
                                    Title:  Managing Director

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES

                                    By: /s/ John A. Ramelli
                                        -------------------------------------
                                    Title:  Vice President

                                    By: /s/ Brian Smith
                                        -------------------------------------
                                    Title:  Director

                                    SUMITOMO MITSUI BANKING CORPORATION
                                    (formerly known as The Sumtomo Bank, Limited
                                    and successor by merger to The Sakura Bank,
                                    Limited)

                                    By: /s/ David A. Buck
                                        -------------------------------------
                                    Title:  Senior Vice President

                                    ABN AMRO BANK N.V., NEW YORK
                                    BRANCH

                                    By: /s/ David Carrington
                                        ----------------------------------------
                                    Title:  Group Vice President

                                    By: /s/ Shilpa Parandekar
                                        ----------------------------------------
                                    Title:  Assistant Vice President

                                    BNP PARIBAS

                                    By: /s/ Ola Anderssen
                                        ----------------------------------------
                                    Title:  Director

                                    By: /s/ Ben Todres
                                        ----------------------------------------
                                    Title:  Director
                                            Media & Telecom Finance

                                    CIBC INC.

                                    By: /s/ Dominic Sorresso
                                        ----------------------------------------
                                    Title:  Executive Director
                                            CIBC World Markets Corp., as Agent

                                    KBC BANK N.V.

                                    By: /s/ Jean-Pierre Diels
                                        ----------------------------------------
                                    Title:  First Vice President

                                    By: /s/ Eric Raskin
                                        ----------------------------------------
                                    Title:  Vice President

                                    LANDESBANK BADEN-WURTTEMBERG

                                    By: /s/ Jurgen Behrens
                                        ----------------------------------------
                                    Title:  Senior Vice President

                                    By: /s/ Nicola Hahn
                                        ----------------------------------------
                                    Title:  Vice President

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION

                                    By: /s/ Yasushi Ishikawa
                                        ----------------------------------------
                                    Title:  Senior Vice President

                                    BANKERS TRUST COMPANY

                                    By: /s/ Clay Desjardine
                                        ----------------------------------------
                                    Title:  Managing Director

                                    JPMORGAN CHASE BANK (formerly known as The
                                    Chase Manhattan Bank successor by merger to
                                    Morgan Guaranty Trust Company of New York),
                                    as Administrative Agent and as Collateral
                                    Agent

                                    By: /s/ John P. McDonagh
                                        ----------------------------------------
                                    Title:  Managing Director

                                PRICING SCHEDULE

     "BASE RATE MARGIN" means (i) for any date prior to the Repricing Date, (x)
if such day as prior to FQE 12/02, 1.25% and (y) if such day is on or after FQE
12/02, 1.50% and (ii) for any date on or after the Repricing Date, 3.00%.

     "EURO-DOLLAR MARGIN" means (i) for any date prior to the Repricing Date,
(x) if such day is prior to FQE 12/02, 2.25% and (y) if such day is on or after
12/02 FQE, 2.50% and (ii) for any date on or after the Repricing Date, 4.00%.

     "REPRICING DATE" means the earlier of (i) FQE 06/03 and (ii) the last day of the third consecutive fiscal quarter ending after the Amendment No. 1
Effective Date in respect of which the Funded Debt Ratio is 5.00 to 1.00 or less; provided that the changes made in the Amendment No. 3 to the definition of
EBITDA shall not be reflected in such calculation.

                                                                      SCHEDULE C

                                PROJECT DOCUMENTS

1.   SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF UNIVERSAL
     CITY DEVELOPMENT PARTNERS, LP (as amended from time to time, the "Borrower
     Partnership Agreement") dated as of July 27, 2000, by and between Universal
     City Florida Holding Co. II, a Florida general partnership, as general partner, and Universal City Florida Holding Co. I, a Florida general partnership, as limited partner.

2.   SECOND AMENDED AND RESTATED AGREEMENT OF GENERAL PARTNERSHIP OF UNIVERSAL
     CITY FLORIDA HOLDING CO. II (as amended from time to time, the "Holdings II
     Partnership Agreement") dated as of July 27, 2000 among Blackstone UTP
     Capital Partners L.P. ("Blackstone UTP"), a Delaware limited partnership,
     Blackstone UTP Capital Partners A L.P. ("Blackstone UTP A"), a Delaware
     limited partnership, Blackstone UTP Offshore Capital Partners L.P.
     ("Blackstone Offshore"), a Cayman Islands exempted limited partnership and
     Blackstone Family Media Partnership III L.P., a Delaware limited partnership ("Blackstone FMP and, together with Blackstone UTP, Blackstone
     UTP A and Blackstone Offshore, the "Blackstone Partners") and Universal
     City Property Management Company II, a Delaware corporation.

3.   SECOND AMENDED AND RESTATED AGREEMENT OF GENERAL PARTNERSHIP OF UNIVERSAL
     CITY FLORIDA HOLDING CO. I (as amended from time to time, the "Holdings I
     Partnership Agreement") dated as of July 27, 2000, between the Blackstone
     Partners and Universal City Property Management Company, a Delaware
     corporation.

4.   AMENDED AND RESTATED PARTNERS' AGREEMENT (as amended from time to time,
     "Partners Agreement") dated as of July 27, 2000, by and between (a) the
     Blackstone Partners and (b) the Universal Studios Inc., and Universal City
     Property Management Company and Universal City Management Company II.

5.   AGREEMENT (the "Spielberg Agreement") dated as of January 20, 1987 between
     Steven Spielberg and Universal City Florida Partners.(1)

--------
 (1)   Delivered to Agents' special counsel.

                                                                      SCHEDULE D

                               LICENSE AGREEMENTS

1.   Studio License Agreement dated as of October 31, 1995 by and among MCA
     INC., Universal City Studios, Inc. ("UCS"), Universal City Property
     Management Company and Universal City Florida Partners.

2.   Assignment and Assumption of Obligations dated August 3, 1988 from
     Universal City Property Management Company to Studio.

3.   Limited Assignment and Assumption of Obligations dated May 30, 1989 from
     MCA INC. and UCS to Studio.

4.   Second Limited Assignment and Assumption of Obligations dated October 6,
     1989 from MCA INC. and UCS to Studio.

5.   Third Limited Assignment and Assumption of Obligations dated May 1, 1990 from UCS to Studio.

6.   Islands License Agreement dated as of October 31, 1995 by and among MCA
     INC., Universal City Studios, Inc., Universal City Property Management
     Company II and Universal City Development Partners.

7.   License Agreement dated as of March 28, 2002 by and among Universal
     Studios, Inc., Universal City Studios, Inc., Universal City Property
     Management Company II and Universal City Development Partners, LP.

                                                                      SCHEDULE I

PARCEL A

Lot 5 of UNIVERSAL CITY WEST, according to the Plat thereof, as recorded in Plat
Book 38, Pages 13 and 14, Public Records of Orange County, Florida

LESS AND EXCEPT:

That certain portions of Lot 5 of UNIVERSAL CITY WEST, according to the Plat thereof, as recorded in Plat Book 38, Pages 13 and 14, Public Records of Orange
County, Florida as graphically depicted on EXHIBIT "A-1" attached hereto and incorporated herein by this reference.

TOGETHER WITH:

PARCEL B

Lot 12A of UNIVERSAL CITY FLORIDA, according to the Plat thereof, as recorded in
Plat Book 35, Pages 84 and 87, Public Records of Orange County, Florida

                                                                       EXHIBIT A

                        SUPPLEMENTAL COLLATERAL DOCUMENTS

1.   Amendment dated as of March 28, 2002 to Security Agreement dated as of July
     25, 2000 in substantially the form of Exhibit C hereto.

2.   Deposit Account Control Agreements (as defined in the Security Agreement).

3.   Copyright Security Agreements (as defined in the Security Agreement).

                                                                       EXHIBIT B

                               OPINION COVERAGE OF
                            COUNSEL FOR THE BORROWER

     (a). The Borrower (a) is a limited partnership duly formed and validly existing in good standing as a limited partnership under the Delaware Revised
Uniform Limited Partnership Act (the "Delaware Act"), (b) has requisite partnership power and authority to conduct its business as described in its partnership agreement and (c) to the knowledge of counsel, has all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, other than licenses, authorizations, consents and approvals, the failure to obtain which could not reasonably be expected to have a Material Adverse Effect.

     (b). The execution and delivery and performance by the Borrower of
Amendment No. 3, the Amendment to the Security Agreement, the Deposit Account
Control Agreements and the Copyright Security Agreements (collectively, the
"Amendment Documents") (a) are within the Borrower's powers under the Delaware
Act and its partnership agreement, (b) have been duly authorized by requisite partnership action on the part of the Borrower under the Delaware Act and its partnership agreement, (c) require no consent, approval, authorization, order, filing, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental or administrative body and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or of any Project Document or, to the knowledge of counsel, of any agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower, other than any such contravention or default which could not reasonably be expected to have a Material Adverse
Effect.

     (c). Each of the Amendment Documents constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     (d). The Security Agreement, as amended by the Amendment dated as of the even date hereof, and the Copyright Security Agreements create in favor of the
Collateral Agent for the benefit of the Banks a security interest in the collateral described therein.

     (e). Upon the filing of the Copyright Security Agreements in the United
States Copyright Office, the Collateral Agent will have a perfected security interest for the benefit of the Banks in the Recordable Intellectual Property to
the fullest extent permitted by applicable law.

                                                                       EXHIBIT C

                        [AMENDMENT TO SECURITY AGREEMENT]